UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 7, 2024

YIELD10 BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2024, Yield10 Bioscience, Inc. (the "Company") held its 2024 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved an amendment to the Company’s 2018 Stock Option and Incentive Plan (the “2018 Plan”) that includes the following material change:
•The aggregate number of shares of the Company’s common stock that may be issued under the 2018 Plan is increased by 10,416 shares, as adjusted for the 1-for-24 reverse stock split that was effected by the Company on May 2, 2024 (250,000 shares on a pre-split basis), subject to adjustment for certain changes in the Company’s capitalization.
A detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024. That summary and the foregoing description is qualified in its entirety by reference to the text of the 2018 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As of April 24, 2024, the record date for the Annual Meeting, there were 642,546 shares (as adjusted to reflect the reverse stock split discussed above, or 15,420,951 shares on a pre-split basis) of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 339,494 shares (as adjusted to reflect the reverse stock split discussed above, or 8,147,862 shares on a pre-split basis) of the Company’s common stock were present or represented by proxy, which represented 52.83% of the total shares entitled to vote at the Annual Meeting.
A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which is described in the Company’s definitive proxy statement filed with the SEC on April 29, 2024, and the final voting results for each matter are set forth below. Vote counts in the tables below under each applicable proposal are shown on a pre-split basis.
Proposal 1 - Election of Directors:
Stockholders reelected the nominees identified below as Class III directors of the Company to hold office until the annual meeting of stockholders in 2027 and until their successors are elected and qualified, subject to their earlier death, resignation or removal. The voting results for the nominees were as follows:

Name of Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Anthony J. Sinskey, Sc.D.	4,025,946	282,354	3,839,562
Richard W. Hamilton, Ph.D.	4,055,707	252,593	3,839,562
Proposal 2 – Amendment to Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 60 Million to 150 Million:
Stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60 million to 150 million, as follows:

Votes For	Votes Against	Abstentions
6,932,153	620,960	594,749
Proposal 3 – Adjournment of the Special Meeting:
Stockholders approved the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 2:

Votes For	Votes Against	Abstentions
7,122,260	431,091	594,511

Proposal 4 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:
The selection of Berkowitz Pollack Brant Advisors +CPAs, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 and the fiscal year ending December 31, 2024, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions
7,798,008	123,216	226,638

Proposal 5 – Advisory Vote on Compensation of Named Executive Officers:
Stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,560,777	300,172	447,351	3,839,562
Proposal 6 – Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers:
Stockholders indicated, on an advisory basis, three years as the preferred frequency for future votes to approve the compensation of the named executive officers of the Company. The voting results for the proposal were as follows:

1 Year	2 Years	3 Years	Abstentions
827,982	18,838	2,944,411	517,069
In accordance with this vote, the Company’s Board of Directors has determined that future say-on-pay votes will be conducted every three years.
Proposal 7 – Approval of Issuance of Shares Upon Exercise of Warrants:
Stockholders approved the issuance of up to 6,382,280 shares of common stock upon the exercise of warrants issued to certain institutional investors pursuant to an Exchange Agreement, dated March 22, 2024, as was required by Nasdaq Listing Rule 5635(d) prior to the Company’s de-listing from the Nasdaq Capital Market effective May 16, 2024. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,925,367	300,710	82,223	3,839,562
Proposal 8 – Approval of an Amendment to the Company's 2018 Plan:
Stockholders approved an amendment to the Company's 2018 Plan to add 10,416 shares (as adjusted to reflect the reverse stock split discussed above, or 250,000 shares on a pre-split basis) of common stock for issuance under the 2018 Plan. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,384,271	478,380	445,649	3,839,562

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated 2018 Stock Option and Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

June 10, 2024	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer